EXHIBIT 10.33

SIXTH AMENDMENT
TO AMENDED AND RESTATED FINANCING AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED FINANCING AGREEMENT (this “Amendment”) is made and entered into effective as of August 29, 2003, by and among THE CIT GROUP/BUSINESS CREDIT, INC. a New York corporation (hereinafter “CITBC”), in its individual capacity and as Agent (hereinafter the “Agent”) for itself and the Lenders hereafter named, WELLS FARGO FOOTHILL ,INC., a California corporation formerly known as Foothill Capital Corporation (“FCC”), CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation (“CFC”), LASALLE BANK NATIONAL ASSOCIATION, a national banking association (“LaSalle”), and any other party hereafter becoming a Lender pursuant to Section 13 of the Agreement (as hereinafter defined), each individually sometimes referred to as a “Lender” and collectively the “Lenders”), LONE STAR TECHNOLOGIES, INC., a Delaware corporation (herein “Parent”), LONE STAR STEEL COMPANY, a Delaware corporation (herein “LSSC”), FINTUBE TECHNOLOGIES, INC., an Oklahoma corporation (herein “FTI”), LONE STAR LOGISTICS, INC., a Texas corporation (“Logistics”), STAR TUBULAR SERVICES, INC., a Texas corporation formerly known as T&N Lone Star Warehouse Co. (“Star Tubular”), TEXAS & NORTHERN RAILWAY COMPANY, a Texas corporation (“T&N Railway”), FINTUBE CANADA, INC., a Delaware corporation (“FCI”), BELLVILLE TUBE COMPANY, L.P., a Texas limited partnership, as successor in interest by conversion to Bellville Tube Corporation, a Texas corporation (“BTCLP”), WHEELING MACHINE PRODUCTS, L.P., a Texas limited partnership, successor in interest by conversion to Wheeling Machine Products, Inc., formerly known as Wheeling Acquisition Corporation and Star Tubular Technologies (Houston), Inc. (“Wheeling”), STAR CAPITAL FUNDING, INC., a Delaware corporation (“Star Capital”), DELTA TUBULAR PROCESSING, L.P., a Texas limited partnership, successor in interest by conversion to Delta Tubular Processing, Inc., formerly known as Delta Lone Star Acquisition, Inc. (“Delta Processing”), and DELTA TUBULAR INTERNATIONAL, L.P., a Texas limited partnership, successor in interest by conversion Delta Tubular International, Inc., formerly known as Star Tubular International. Inc., a Texas corporation (“Delta International”)  (herein Parent, LSSC, FTI, Logistics, Star Tubular, T&N Railway, FCI, BTCLP, Wheeling, Star Capital, Delta Processing and Delta International each individually a “Company” and collectively as the “Companies”), ENVIRONMENTAL HOLDINGS, INC., a Delaware corporation (“EHI”), ZINKLAHOMA, INC., a Delaware corporation (“Zinklahoma”), LONE STAR STEEL INTERNATIONAL, INC., a Delaware corporation (“Steel International”), LONE STAR STEEL SALES COMPANY, a Delaware corporation (“Steel Sales”), ROTAC, INC., a Texas corporation (“Rotac”), LONE STAR ST HOLDINGS, INC., a Delaware corporation (“ST Holdings”), BELLVILLE TUBE GENERAL, LLC, a Nevada limited liability company (“BTG”), LONE STAR NEVADA HOLDINGS, LLC, a Nevada limited liability company, formerly known as Bellville Tube Limited, LLC (“Nevada Holdings”), and STAR TUBULAR TECHNOLOGIES, INC., a Delaware corporation (“STT”) (herein EHI, Zinklahoma, Steel International, Steel Sales, Rotac, ST Holdings, BTG, Nevada Holdings and STT each individually as “Guarantor” and collectively as the “Guarantors”), WHEELING MACHINE PRODUCTS GENERAL, LLC, a Nevada limited liability company (“Wheeling General”),   DELTA TUBULAR PROCESSING GENERAL, LLC, a Nevada limited liability company

(“Delta Processing General”), DELTA TUBULAR INTERNATIONAL GENERAL, LLC, a Nevada limited liability company (“Delta International General”) and STAR TUBULAR TECHOLOGIES (YOUNGSTOWN), INC., an Ohio corporation (“STT Ohio”) (herein Wheeling General, Delta Processing General, Delta International General and STT Ohio each individually a “New Guarantor” and collectively, the “New Guarantors”).

RECITALS:

A.                                   WHEREAS, pursuant to the terms and subject to the conditions of that certain Amended and Restated Financing Agreement dated as of October 8, 2001 between the Agent, the Companies and the Guarantors (such Amended and Restated Financing Agreement, as the same is hereby amended and may hereafter be amended from time to time, being hereinafter referred to as the “Agreement”), the Companies were granted a $100,000,000 revolving line of credit which included a letter of credit facility;

B.                                     WHEREAS, payment of the Obligations of the Companies is supported by the guaranties of the Guarantors (other than BTG, BTL and STT) pursuant to that certain Guaranty dated as of October 8, 2001 executed by the Guarantors (other than BTG, BTL and STT), the guaranties of BTG and BTL pursuant to that certain Guaranty dated as of December 31, 2001 executed by BTG and BTL, and the guarantee of STT pursuant to that certain Guaranty dated as of September 30, 2002 executed by STT (collectively, the “Guaranties”);

C.                                     WHEREAS, to secure, in part, the Obligations (as defined in the Agreement), (i) the Companies and the Guarantors have heretofore executed in favor of the Agent certain Loan Documents (as defined in the Agreement), including, without limitation, the Guaranties, which Loan Documents shall continue in full force and effect upon the execution of this Amendment, all of the Loan Documents to continue to secure the payment by the Companies of the Obligations, all as more fully set forth therein and herein;

D.                                    WHEREAS, the Companies have requested and, pursuant to the terms and subject to the conditions hereof and in connection herewith, the Agent and the Lenders have agreed to add each of the New Guarantors as a Guarantor and Obligor under the Loan Agreement;

E.                                      WHEREAS, in furtherance of the foregoing and to evidence the agreements of the parties hereto in relation thereto the parties hereto desire to amend the Agreement as hereinafter provided;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT:

ARTICLE I

DEFINITIONS

1.01                        Capitalized terms used in this Amendment are defined in the Agreement, as amended hereby, unless otherwise stated.

ARTICLE II

AMENDMENTS TO AGREEMENT

Effective as of the respective date herein indicated, the Agreement is hereby amended as follows:

2.01                        Amendment and Replacement of Wheeling Machine Products, Inc.  Effective as of the date of execution of this Amendment, the reference to “Wheeling Machine Products, Inc, a Texas corporation formerly known as Wheeling Acquisition Corporation and Star Tubular Technologies (Houston), Inc. (“Wheeling”)”in the preamble to the Agreement is hereby deleted and replaced with “Wheeling Machine Products, L.P., a Texas limited partnership, successor in interest by conversion to Wheeling Machine Products, Inc., formerly known as Wheeling Acquisition Corporation and Star Tubular Technologies (Houston), Inc. (“Wheeling”)”.

2.02                       Amendment and Replacement of Delta Lone Star Acquisition, Inc. and the Definition Delta.  Effective as of the date of execution of this Amendment, (i) the reference to “Delta Lone Star Acquisition, Inc, a Texas corporation (“Delta”)” in the preamble to the Agreement is hereby deleted and replaced with “Delta Tubular Processing, L.P., a Texas limited partnership, successor in interest by conversion to Delta Tubular Processing, Inc., formerly known as Delta Lone Star Acquisition, Inc. (“Delta Processing”)”, and (ii) all references to the term “Delta” in the Agreement shall be deleted and replaced with the term “Delta Processing”.

2.03                       Amendment and Replacement of Star Tubular International, Inc. and the Definition Star International.  Effective as of the date of execution of this Amendment, (i) the reference to “Star Tubular International, Inc., a Texas corporation (“Star International”)” in the preamble to the Agreement is hereby deleted and replaced with “Delta Tubular International, L.P., a Texas limited partnership, successor in interest by conversion to Delta Tubular International, Inc., formerly known as Star Tubular International. Inc,. a Texas corporation (“Delta International”)”, and (ii) all references to the term “Star International” in the Agreement shall be deleted and replaced with the term “Delta International”.

2.04                       Amendment and Replacement of Lone Star Nevada Holdings, LLC.  Effective as of the date of execution of this Amendment, (i) the reference to “Bellville Tube Limited, LLC, a Nevada limited liability company (“BTL”)”in the preamble to the Agreement is hereby deleted and replaced with “Lone Star Nevada Holdings, LLC, a Nevada limited liability company, formerly known as Bellville Tube Limited, LLC (“Nevada Holdings”)”, and (ii) all references to the terms Bellville Tube Limited, LLC or BTL in the Agreement and in the other Loan Documents shall be deleted and replaced with the terms Lone Star Nevada Holdings, LLC and Nevada Holdings, respectively.

2.05                        Amendment of Definition of “Guarantor” and “Guarantors”.  Effective as of the date of execution of this Amendment, the references to “Guarantor” and “Guarantors” in the preamble to the Agreement shall be amended to include Nevada Holdings, Wheeling General, Delta Processing General, Delta International General and STT Ohio.

2.06                        Amendment of Schedules.  Effective as of the date hereof, Schedules 1, 7(1), 7(14)(f), 7(14)(g), 7(14)(l), 7(14)(o) and 7(14)(p) of the Agreement are amended to add to such Schedules the information requested thereon with respect to each of the New Guarantors, such additions to such Schedules being described on Exhibit A attached hereto.

ARTICLE III

ASSUMPTION OF OBLIGATIONS AND GRANT OF LIENS

3.01                        Assumption of Obligations.  Effective August 29, 2003, (a) Wheeling converted from a Texas corporation to a Texas limited partnership and changed its name to Wheeling Machine Products, L.P., (b) Delta Processing converted from a Texas corporation to a Texas limited partnership and changed its name to Delta Tubular Processing, L.P., and (c) Delta International converted from a Texas corporation to a Texas limited partnership and changed its name to Delta Tubular International, L.P (collectively, the “Conversions”).  Wheeling, Delta Processing and Delta International hereby acknowledge and agree that as a result of the Conversions, by operation of law, Wheeling is liable for all Obligations of Wheeling Machine Products, Inc., Delta Processing is liable for all Obligations of Delta Tubular Processing, Inc., and Delta International is liable for all Obligations of Delta Tubular International, Inc.  Wheeling, Delta Processing and Delta International hereby assume, as of August 29, 2003, all Obligations of Wheeling Machine Products, Inc.,  Delta Tubular Processing, Inc. and Delta Tubular International, Inc., respectively, and all Obligations incurred thereafter (including, without limitation, the indebtedness and obligations under the Agreement and the other Loan Documents).

3.02                        Ratification and Grant of Lien. Wheeling, Delta Processing and Delta International hereby acknowledge and agree that as a result of the Conversions, by operation of law, (a) Wheeling became the owner of all the assets of Wheeling Machine Products, Inc., (b) Delta Processing became the owner of all the assets of Delta Tubular Processing, Inc., and (c)  Delta International became the owner of all the assets of Delta Tubular International, Inc., each as of August 29, 2003. Wheeling, Delta Processing and Delta International also acknowledge and agree that such assets were previously pledged as Collateral under the Agreement and that after the Conversions, by operation of law, such assets remained Collateral under the Agreement and subject to the lien granted thereunder to Agent on behalf of the Lenders. Wheeling, Delta Processing and Delta International each hereby grants to Agent for the benefit of the Lenders a security interest in all

Collateral now or hereafter owned by each such Company pursuant to the terms and provisions of Section 6 of the Agreement and each acknowledges and agrees that the security interest granted hereunder in any assets previously owned by their respective predecessors in interest by conversion is a renewal and continuation of the security interest in such assets previously granted under the Agreement.

3.03                        Assumption of Obligations and Duties Under the Agreement. Wheeling, Delta Processing and Delta International each hereby (a) reaffirms all representations and warranties made by their respective predecessors in interest by conversion under the Agreement and the other Loan Documents to which each was a party, (b) assumes all covenants, obligations and duties of their respective predecessors in interest by conversion under the Agreement and the other Loan Documents to which each was a party, and (c) agrees to be bound by the terms and provisions of the Agreement as a Company and Obligor thereunder and to be bound by the terms and provisions of the other Loan Documents to which their respective predecessors in interest by conversion was a party to the same extent and with the same force and effect as if Wheeling, Delta Processing and Delta International had been named in each of the Loan Documents.

3.04                        Assumption of Obligations and Grant of Lien by BTG and BTL.  Effective as of the date of this Amendment, the New Guarantors each agrees (i) to be a Guarantor and Obligor under the Agreement and under that certain Subordination Agreement dated October 8, 2001 executed by the Companies and the Guarantors for the benefit of Agent and the other Lenders (the “Subordination Agreement”), (ii) to be bound by the terms and provisions of the Agreement as a Guarantor and Obligor thereunder and to be bound by the terms of the Subordination Agreement as a Guarantor and Obligor thereunder to the same extent and with the same force and effect as if the new Obligors had been originally named as a party in each of such documents, (iii) to assume all covenants, agreements and duties as a Guarantor and Obligor under the Agreement and as a Guarantor and Obligor under the Subordination Agreement. The New Guarantors also hereby grant to Agent for the benefit of the Lenders a security interest in all Collateral now or hereafter owned by the New Guarantors pursuant to the terms of Section 6 of the Agreement.  The New Guarantors also agree to execute and deliver to CIT concurrently with the execution hereof, a guaranty agreement (in form and substance satisfactory to Agent) guaranteeing the prompt payment and performance of all of the Companies’ Obligations.

ARTICLE IV

CONDITIONS PRECEDENT

4.01                        Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

(a)                                  Agent shall have received each of the following, each in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Agent:

(i)                                     This Amendment, duly executed by Companies, the Guarantors and the New Guarantors;

(ii)                                  Certified copies of the resolutions of the Board of Directors or Executive Committee of each of the Companies, the Guarantors and the New Guarantors, authorizing the execution, delivery and performance of this Amendment and any and all other Loan Documents executed by any of the Companies, the Guarantors or the New Guarantors in connection therewith, along with a certificate of incumbency certified by the secretary of each of the New Guarantors, and, if there has been any change from the most recent incumbency certificates delivered by any of the Companies or the Guarantors a certificate of incumbency certified by the secretary of each of the Companies and each of the Guarantors, with specimen signatures of the officers of the Companies, the Guarantors and the New Guarantors who are authorized to sign such documents, all in form and substance satisfactory to the Agent;

(iii)                               Pledge Amendment duly signed by the Parent pledging all of its ownership interest in the New Guarantors;

(iv)                              Pledge Agreements duly signed the New Guarantors pledging all of their respective general partnership interest in Wheeling, Delta Processing and Delta International;

(v)                                 Pledge Amendment duly singed by Nevada Holdings pledging all of its limited partnership interests in Wheeling, Delta Processing and Delta International;

(vi)                              Pledge Agreement duly signed by STT pledging all of its ownership interest in STT Ohio, together with stock powers duly signed in blank and the original stock certificate evidencing STT’s ownership in the STT Ohio;

(vii)                           A Guaranty duly signed by the New Guarantors;

(viii)                        Opinion from Fulbright & Jaworski L.L.P. opining, in form and substance satisfactory to Agent, which shall cover such matters incident to the transactions contemplated by this Amendment as Agent may reasonably require and the Companies, the Guarantors and the New Companies hereby authorize and direct such counsel to deliver such opinions to Agent;

(ix)                                Evidence satisfactory to the Agent that casualty insurance policies of all Companies (as changed in connection with the Conversions) and Guarantors listing Agent as loss payee or additional insured, as the case may be, have been amended to cover the New Guarantors as well as all Companies and all Guarantors, and are in full force and effect, in form and substance satisfactory to Agent; and

(x)                                   All other documents Agent may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

(b)                                 The representations and warranties contained herein and in the Agreement and the other documents executed in connection with the Agreement (herein referred to as “Loan Documents”), as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date.

(c)                                  No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent.

(d)                                 All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent.

ARTICLE V
NO WAIVER

ARTICLE V
Limited Waiver

5.01                        Limited Waiver.  Pursuant to the request of the Obligors, the Agent and the Lenders hereby waive the thirty (30) days prior written notice provision for the Conversions required under Paragraph 7.09(e) of Section 7 of the Agreement, such waiver being subject to the satisfaction of the conditions precedent in Article IV of this Amendment and to the other terms, conditions and provisions of this Amendment.  There are no other waivers granted by the Agent and the Lenders relating to the Agreement except the waiver specifically set forth in this Section 5.01 and the above waiver is effective only in the specific instances and for the purposes for which given.

5.02                        No Other Waivers.  Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by Agent of any covenant or provision of the Agreement, the other Loan Documents, this Amendment or any other contract or instrument between the Obligors and Agent, and the failure of Agent at any time or times hereafter to require strict performance by the Obligors of any provision thereof shall not waive, affect or diminish any right of Agent to thereafter demand strict compliance therewith. Agent hereby reserves all rights granted under the Agreement, the other Loan Documents, this Amendment, and any other contract or instrument between the Obligors and Agent.

ARTICLE VI
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

6.01                       Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  The Companies, the Guarantors and Agent agree that the Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

6.02                       Representations and Warranties. The Companies and the Guarantors hereby represent and warrant to Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate or limited partnership or limited liability company action (as applicable) on the part of the Companies and the Guarantors and will not violate the Articles (or Certificates) of Incorporation or Bylaws of the Companies and the Guarantors that are corporations or the limited partnership agreements or certificates of limited partnership of the Companies and the Guarantors that are limited partnerships or the articles of formation/organization, regulations or limited liability company agreements of the Companies that are limited liability companies; (b) each of the Company’s and Guarantor’s Board of Directors or Executive Committee (or the general partner of the applicable limited partnership) or the members or the Board of Managers of the applicable limited liability company has authorized the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent; (e) the Companies and the Guarantors are in full compliance with all covenants and agreements contained in the Agreement and the other Loan Documents, as amended hereby; and (f) the Companies and the Guarantors have not amended their Articles (or Certificates) of Incorporation or their Bylaws or similar organizational documents since the date of the Agreement, except as otherwise disclosed to Agent.

ARTICLE VII

MISCELLANEOUS PROVISIONS

7.01                       Survival of Representations and Warranties.  All representations and warranties made in the Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent to rely upon them.

7.02                       Reference to Agreement.  Each of the Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in the Agreement and such other Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

7.03                       Expenses of Agent.  As provided in the Agreement, Companies agree to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Agent’s legal counsel.

7.04                       Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

7.05                       Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Agent and Companies and their respective successors and assigns, except that Companies may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Agent.

7.06                       Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

7.07                       Effect of Waiver.  No consent or waiver, express or implied, by Agent to or for any breach of or deviation from any covenant or condition by Companies shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

7.08                       Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

7.09                       Applicable Law.  THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

7.10                       Final Agreement.  THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED.  THE AGREEMENT AND THE OTHER LOAN

DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANIES AND AGENT.

7.11                       Release by the Companies. THE COMPANIES HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT.  THE COMPANIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT, THE OTHER LENDERS, AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE COMPANIES MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

7.12                       Release by the Guarantors.  Each Guarantor hereby consents to the terms of this Amendment, confirms and ratifies the terms of the Guaranty executed by such Guarantor, acknowledges that such Guaranty is in full force and effect and ratifies the same, and acknowledges that such Guarantor has no defense, counterclaim, set-off or any other claim to diminish such Guarantor’s liability under such document. THE GUARANTORS EACH HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE RELEASED PARTIES, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE GUARANTORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF

LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER CREDIT DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

[The Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

COMPANIES:

LONE STAR TECHNOLOGIES, INC.
FINTUBE TECHNOLOGIES, INC.
LONE STAR STEEL COMPANY
LONE STAR LOGISTICS, INC.
STAR TUBULAR SERVICES, INC.,
formerly known as T&N LONE STAR WAREHOUSE CO.
TEXAS & NORTHERN RAILWAY COMPANY
FINTUBE CANADA, INC.
STAR CAPITAL FUNDING, INC.

By:	/s/ Robert F. Spears
Name:	Robert F. Spears
Title:	Vice President of each of the foregoing companies

BELLVILLE TUBE COMPANY, L.P.
as successor in interest by conversion to
Bellville Tube Corporation

By:	Bellville Tube General, LLC, its general partner

	By:	/s/ Robert F. Spears
	Name:	Robert F. Spears
	Title:	Vice President

WHEELING MACHINE PRODUCTS, L.P.,
as successor in interest by conversion to Wheeling Machine Products, Inc., formerly known as Wheeling Acquisition Corporation and Star Tubular Technologies
(Houston), Inc.

By:	Wheeling Machine Products General, LLC, its general partner

	By:	/s/ Robert F. Spears
	Name:	Robert F. Spears
	Title:	Vice President

DELTA TUBULAR PROCESSING, L.P.
as successor in interest by conversion to
Delta Tubular Processing, Inc., formerly known as Lone Star Acquisition, Inc.

By:	Delta Tubular Processing General, LLC, its general partner

	By:	/s/ Robert F. Spears
	Name:	Robert F. Spears
	Title:	Vice President

DELTA TUBULAR INTERNATIONAL, L.P.
as successor in interest by conversion to
Delta Tubular International, Inc., formerly known as Star Tubular International. Inc,

By:	Delta Tubular International General, LLC, its general partner

	By:	/s/ Robert F. Spears
	Name:	Robert F. Spears
	Title:	Vice President

GUARANTORS:

ENVIRONMENTAL HOLDINGS, INC.
ZINKLAHOMA, INC.
LONE STAR STEEL INTERNATIONAL, INC.
LONE STAR STEEL SALES COMPANY
ROTAC, INC.
LONE STAR ST HOLDINGS, INC.
STAR TUBULAR TECHNOLOGIES, INC.

By:	/s/ Robert F. Spears
Name:	Robert F. Spears
Title:	Vice President of each of the foregoing companies

BELLVILLE TUBE GENERAL, LLC
LONE STAR NEVADA HOLDINGS, LLC,
formerly known as Belleville Tube Limited, LLC

By:	/s/ Robert F. Spears
Name:	Robert F. Spears
Title:	Vice President of each of the foregoing limited liability companies

NEW GUARANTORS:

WHEELING MACHINE PRODUCTS GENERAL, LLC
DELTA TUBULAR PROCESSING GENERAL, LLC
DELTA TUBULAR INTERNATIONAL GENERAL, LLC
STAR TUBULAR TECHNOLOGIES (YOUNGSTOWN), INC.

By:	/s/ Robert F. Spears
Name:	Robert F. Spears
Title:	Vice President of each of the
foregoing companies

LENDERS:

THE CIT GROUP/BUSINESS CREDIT, INC.
as Agent and Lender

By:	/s/ Mark Porter
Name:	Mark Porter
Title:	Vice President

Revolving Loan Commitment:  $40,000,000.00

WELLS FARGO FOOTHILL ,INC., formerly known as Foothill Capital Corporation as Lender

By:	/s/ Lan Wong
Name:	Lan Wong
Title:	Assistant Vice President

Revolving Loan Commitment:  $25,000,000.00

LASALLE NATIONAL BANK
as Lender

By:	/s/ June Courtney
Name:	June Courtney
Title:	Senior Vice President

Revolving Loan Commitment:  $10,000,000.00

CONGRESS FINANCIAL CORPORATION (SOUTHWEST)
as Lender

By:	/s/ Joe T. Curdy
Name:	Joe T. Curdy
Title:	Vice President

Revolving Loan Commitment:  $25,000,000.00

EXHIBIT A
to
SIXTH AMENDED AND RESTATED FINANCING AGREEMENT

Addition to Schedule 1

Debtor	Secured Party	Financing Statement #	Date of Filing	Collateral
None

Addition to Schedule 7(l)

Exact Name of Obligors:

Name of Entity	State of Incorporation
Wheeling Machine Products General, LLC	Nevada
Delta Tubular Processing General, LLC	Nevada
Delta Tubular International General, LLC	Nevada

Federal Tax I.D. No.:

Name of Entity	Federal Tax I.D. No.
Wheeling Machine Products General, LLC	Applied For
Delta Tubular Processing General, LLC	Applied For
Delta Tubular International General, LLC	Applied For

Chief Executive Office(s):

Wheeling Machine Products General, LLC

15660 Dallas Parkway, Suite 500

Dallas, Texas 75248

Delta Tubular Processing General, LLC

15660 Dallas Parkway, Suite 500

Dallas, Texas 75248

Delta Tubular International General, LLC

15660 Dallas Parkway, Suite 500

Dallas, Texas 75248

Tradenames:

None

Prior Names:

Name of Entity	Prior Name
Wheeling Machine Products General, LLC	None
Delta Tubular Processing General, LLC	None
Delta Tubular International General, LLC	None

Charter No.:

Name of Entity	Charter No.
Wheeling Machine Products General, LLC	LLC12883-2003 (Filing Number)
Delta Tubular Processing General, LLC	LLC12843-2003 (Filing Number)
Delta Tubular International General, LLC	LLC12884-2003 (Filing Number)

Addition to Schedule 7(14)(f)

Locations of Owned Real Property:

None

Locations of Leased Real Property:

15660 North Dallas Parkway, Suite 500

Dallas, Texas 75248

Additions to Schedule 7(14)(g)

None

Additions to Schedule 7(14)(l)

None

Additions to Schedule 7(14)(o)

Subsidiaries of Lone Star Technologies, Inc.:

Bellville Tube General LLC

Environmental Holdings, Inc.

Lone Star Steel Company

Lone Star ST Holdings, Inc.

Star Tubular Technologies, Inc.

Star Capital Funding, Inc.

Star Tubular Technologies, Inc.

Wheeling Machine Products General, LLC

Delta Tubular Processing General, LLC

Delta Tubular International General, LLC

Additions to Schedule 7(14)(p)

None